Exhibit - 10
                 Opinion of Counsel Concerning Fund Securities

                             The Law Office of
                              Thomas M. Pace
                  3443 North Campbell Avenue, Suite 145
                           Tucson, Arizona  85719
                              (520) 322-5511

February 4, 1999


RE:	Molter Series Funds, Inc.

Gentlemen:

I have been asked to provide this opinion in connection with the registration under the Securities Act of 1933 ("Securities Act") of 750,000 shares of the Common Capital Stock (par value $0.01 per share) of Molter Series Funds, Inc. (the "Fund).

I examined the Articles of Incorporation of the Fund, the By-laws of the Fund, various pertinent corporate minutes and such other items considered to be material to determine the legality of the authorized but unissued shares of the Fund's common stock.

Based upon the foregoing, it is my opinion that, upon effectiveness of the Securities Act Statement of the Fund filed pursuant to the provisions of Section 24(e) of the Investment Company Act of 1940 to register 750,000 shares of the Fund's common stock ($0.01 per share par value), and during such time as such Registration Statement continues to be in effect, the Fund will be authorized to solicit, and cause to be solicited share purchase orders and to issue its shares for a cash consideration, as described in the Fund's proposed Prospectus and Statement of Additional Information, which shares so issued will be validly issued, fully paid and non-assessable.

I offer no opinion with respect to the accuracy or completeness of the Registration Statement of the offer and sales of the Fund's securities under the federal securities laws, securities laws of any states, the District of Columbia, any territory of the United States or any foreign country.

I consent to the inclusion of this opinion as an exhibit to the Securities Act Registration Statement of the Fund and to the reference in the Fund's Prospectus and/or Statement of Additional Information to the fact that this opinion concerning the legality of the issuance of shares on behalf of the fund, as issuer, has been rendered by me.

I am qualified to practice law in the State of Arizona, and I do not purport to be an expert on, or to express any opinion concerning, any law other than the law of the State of Arizona and applicable federal law.


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The opinion expressed in this letter is based upon the law in effect on the date hereof, and I assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision or otherwise.
                                                 Very truly yours,

                                                 XXXXXXXXXXXXXXXXXX
                                                 Thomas M. Pace



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